                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                      Oxboro Medical International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       OXBORO MEDICAL INTERNATIONAL, INC.
                           13828 LINCOLN STREET N.E.
                           HAM LAKE, MINNESOTA 55304

Dear Fellow Shareholders:

    You are cordially invited to attend the 1998 Annual Meeting of Shareholders
on                       , 1998, at 4:00 p.m., Minneapolis time at the Company's
headquarters, 13828 Lincoln Street N.E., Ham Lake, Minnesota. Notice of the meeting, the Board of Directors' Proxy Statement and the Company's 1997 Annual Report are enclosed. The Proxy Statement contains information about the Board of Directors' nominees for the Board. Two Class II directors are being elected at the 1998 annual meeting. The Board nominees are Larry A. Rasmusson and Dennis L. Mikkelson, who are currently serving in such positions.

    The Company is pleased to announce the addition in January of Robert S. Garin and Ralph Jon Fritz as members of the Board of Directors. Mr. Garin is Vice President of Human Resources for Angeion Corporation, a Minneapolis, Minnesota, medical device manufacturer, where he has served since January 1995. Mr. Fritz has been outdoors editor at WCCO-TV, which serves the Minneapolis-St. Paul, Minnesota metropolitan area, for twenty years. He has worked as a consultant for Oxboro Outdoors, Inc., since 1994. Mr. Garin and Mr. Fritz are serving terms that expire in 2000 and 1999, respectively. The Board of Directors believes both individuals bring eminent qualifications to the Company's Board of Directors. We look forward to introducing them to you at the Annual Meeting.

    In April 1997, I assumed the duties of Harley Haase as Chief Executive Officer of the Company. After assuming these duties, I instituted a number of significant changes. These changes have resulted in the following:

     1. Sales increases in Oxboro Medical for fiscal 1997 of 8%.

     2. Sales increases in Oxboro Outdoors for fiscal 1997 of approximately
        211%.

     3. The Company's cash flow improved significantly during the second half of fiscal 1997, and we were able to reduce our bank debt from a high of $550,000 to approximately $44,000 by December 31, 1997.

     4. A five-year strategic plan has been developed, and implementation has begun.

     5. We have reached agreement with Major League Baseball to license Oxboro Outdoors, Inc. to produce products bearing the logos and indicia of the 30 Major League Baseball teams.

     6. We have recently renewed our license with NFL Properties, Inc. for an additional two years.

    As further described in the Proxy Statement, two shareholders of the Company have submitted their names as nominees for Class II directors to run in opposition to the Board of Directors' nominees, Messrs. Rasmusson and Mikkelson. You may receive a proxy statement and proxy card from such shareholders asking you to vote in favor of such shareholders' nominees. For the reasons discussed in the Proxy Statement, the Board of Directors unanimously recommends that you vote FOR the election of Messrs. Rasmusson and Mikkelson as the Class II directors by returning the enclosed WHITE proxy card and urges you NOT to deliver a BLUE proxy card to and NOT to vote in favor of the candidates nominated by such shareholders.

    It is important that as many shareholders as possible be represented at the meeting. Please sign and return the enclosed WHITE proxy card, whether or not you plan to attend. If you have any questions prior to the annual meeting, please call Investor Relations at (612) 755-9516. We look forward with pleasure to visiting with you at the annual meeting.

                                          Very truly yours,

                                          /s/ Larry A. Rasmusson

                                          Larry A. Rasmusson
                                          CHAIRMAN, CHIEF EXECUTIVE OFFICER,
                                          AND CHIEF FINANCIAL OFFICER

--------------------------------------------------------------------------------

                      PLEASE HELP US AVOID THE EXPENSE OF
                    FOLLOW UP PROXY MAILINGS TO SHAREHOLDERS
        BY SIGNING AND RETURNING THE ENCLOSED WHITE PROXY CARD PROMPTLY.
--------------------------------------------------------------------------------

                                   IMPORTANT

    Your vote is important. No matter how many shares you own, please return your proxy FOR the election of the Board of Directors' nominees by taking three steps:

    1.  SIGNING the enclosed WHITE proxy card,

    2.  DATING the enclosed WHITE proxy card, and

    3. MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States) or FAXING BOTH SIDES of the enclosed WHITE proxy card TODAY to The Altman Group at the number provided below.

    If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the WHITE proxy card representing your shares.

    If you have any questions or require any additional information concerning this Proxy Statement, please contact The Altman Group at the address set forth below.

                                The Altman Group
                                   Suite 1241
                               60 E. 42nd Street
                              New York, N.Y. 10165
                                  212-681-9600
                                 (Call Collect)
                               Fax: 212-681-1383

                       OXBORO MEDICAL INTERNATIONAL, INC.
                           13828 Lincoln Street N.E.
                           Ham Lake, Minnesota 55304
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                            , 1998

                            ------------------------

TO OUR SHAREHOLDERS:

    Please take notice that the Annual Meeting of the Shareholders of Oxboro Medical International, Inc., a Minnesota corporation (the "Company"), will be held at the Company's offices, 13828 Lincoln Street N.E., Ham Lake, Minnesota
55304, on                       , 1998, at 4:00 p.m. Minneapolis time, to
consider and vote upon the following matters:

     1. Election of two directors, each for a three-year term; and

     2. Such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors of the Company has fixed the close of business on January 16, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

    Shareholders who do not expect to be present personally at the Annual Meeting are urged to complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope. The Board of Directors of the Company sincerely hopes, however, that all shareholders who can attend the Annual Meeting will do so.

    It is important that your shares be represented and voted at the Annual Meeting. If you are not able to attend the Annual Meeting, please return the enclosed Proxy at your earliest convenience.

                                          BY THE ORDER OF THE BOARD
                                          OF DIRECTORS

                                          /s/ Dennis L. Mikkelson

                                          Dennis L. Mikkelson
                                          SECRETARY

Dated: February   , 1998

                       OXBORO MEDICAL INTERNATIONAL, INC.
                           13828 Lincoln Street N.E.
                           Ham Lake, Minnesota 55304
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                          , 1998

                            ------------------------

    The accompanying Proxy is solicited by the Board of Directors of Oxboro Medical International, Inc. (the "Company") in connection with the Annual
Meeting of the Shareholders of the Company, which will be held on           ,
1998, and any adjournments thereof.

    The Annual Report of the Company, including financial statements, for the fiscal year ended September 30, 1997 is being mailed with this Proxy Statement. Copies of this Proxy Statement and Proxies will first be mailed to shareholders
on or about February   , 1998.

                          BACKGROUND OF RECENT EVENTS

    During the past year, in light of two vacancies on the Board of Directors, the Board of Directors began a search for two directors to fill such vacancies. After considering a number of potential candidates, the Board of Directors voted to elect Robert S. Garin and Ralph Jon Fritz to the Board to fill the vacancies created by the decision of Keith Olson not to stand for reelection in 1997 and the resignation of Harley Haase in June 1997.

    Mr. Garin is Vice President of Human Resources at Angeion Corporation, a medical device company located in Minneapolis, Minnesota. In October 1996, Mr. Garin was elected to the Board of Directors of Angeion GmbH, and in December 1995 he was elected to the Board of Directors of Angeion Europe Ltd. Prior to joining Angeion in 1995, Mr. Garin had served as a management consultant to Angeion. From 1985 to 1993, Mr. Garin was a partner in Garin & Associates, a management and human resources consulting firm. From 1971 to 1985, Mr. Garin was employed by Medtronic, Inc. in various positions, including director of lead operations and director of human resources for Latin American manufacturing and sales operations.

    Mr. Fritz has been sports anchor for WCCO-TV, a CBS-owned television station serving the Minneapolis-St. Paul metropolitan area, for almost 30 years and has been its outdoors editor for 20 years. Mr. Fritz founded Tight Lines, Inc., a fishing tackle company, in 1988 and served as its president until 1994, when it was purchased by Oxboro Outdoors, Inc., the Company's wholly owned subsidiary. Since 1994, he has served as a consultant to Oxboro Outdoors, Inc. In 1987, Mr. Fritz founded National Video Recollections, Inc. and served as its president until 1989, when it was purchased by Lifetouch Inc., a Minneapolis, Minnesota, company that provides school pictures, yearbooks and memory books, and church directories. He currently provides consulting services to Lifetouch Development Inc., a wholly owned subsidiary of Lifetouch Inc., related to video productions, business imaging, public relations and other matters.

    Mr. Garin and Mr. Fritz were appointed to fill the vacancies on the Board created by Keith Olson's decision not to stand for re-election at the 1997 annual meeting and the subsequent resignation of Harley Haase. Mr. Garin will serve as a Class I director, with a term expiring in 2000, and Mr. Fritz will serve as a Class III director, with a term expiring in 1999. With the appointment of these two new directors, the Company believes it is in compliance with the requirement of The Nasdaq SmallCap Market that two of the Company's directors be independent. In addition, Messrs. Garin, Walter and Rasmusson will constitute a new audit committee.

    In April 1997, Larry Rasmusson assumed the duties of Harley Haase as the Company's Chief Executive Officer. In that position, Mr. Rasmusson has made a number of changes that were important in contributing to the improvement of the Company's business. Those changes resulted in the following:

    1.  Sales increases in Oxboro Medical for fiscal 1997 of 8%.

    2.  Sales increases in Oxboro Outdoors for fiscal 1997 of approximately
       211%.

    3. The Company's cash flow improved significantly during the second half of fiscal 1997, and bank debt was reduced from a high of $550,000 to approximately $44,000 by December 31, 1997.

    4. A five-year strategic plan has been developed, and implementation has begun.

    5. An agreement was reached with Major League Baseball to license Oxboro Outdoors, Inc. to produce products bearing the logos and indicia of the 30 Major League Baseball teams.

    6. The license with NFL Properties, Inc. was renewed for an additional two years.

    The Company focused on increasing manufacturing efficiencies for both medical and recreational products and, as a result, gross margins improved in fiscal 1997 as compared to fiscal 1996. In connection with these improvements and with the change in chief executive officer, the Company incurred some one-time expenses, all of which were recognized in fiscal 1997, resulting in a loss for fiscal 1997 despite a 16% increase in sales. The Company was especially pleased with the 211% increase in sales for Oxboro Outdoors products. Most of this increase resulted from sales of products produced under the license agreement with NFL Properties, Inc. The Company has recently renewed its license with NFL Properties, Inc., for an additional two years. In addition, the Company recently secured a letter of intent for a similar license agreement with Major League Baseball to produce fishing tackle using the logos and indicia of the 30 Major League Baseball teams. When the Company entered into the outdoors recreational products business in fiscal 1993, it anticipated that for several years expenses would exceed revenues. The outdoors business was not profitable in fiscal 1997, but has recently shown significant improvement in both sales and margins.

    To facilitate the anticipated growth of both the medical and recreational products businesses, the Company has added several positions, including an executive assistant, an office of human resources, and an office of regulatory compliance. The Company plans to add a chief financial officer and a full-time medical research and development person within the near future.

    On January 22, 1998, the Company received notice of the nomination of Kenneth W. Brimmer and Gary Copperud for election to the Company's Board of Directors. In the notice of nomination, the Company was provided the following information regarding the nominees. Kenneth W. Brimmer, age 42, has been president since April 1997 and a director since August 1996 of Rainforest Cafe, Inc. and has served as treasurer of Rainforest Cafe, Inc. since September 1995. Rainforest Cafe, Inc. is located at 720 South Fifth Street, Hopkins, Minnesota 55343. Since October 1990, Mr. Brimmer has also been employed by Grand Casinos, Inc., and its predecessor, as special assistant to the chairman and chief executive officer. Grand Casinos, Inc. is located at 130 Cheshire Lane, Minnetonka, Minnesota 55305. Mr. Brimmer has further indicated that he may be deemed to be the beneficial owner of 150,000 shares of the Company's Common Stock, 90,000 of which are owned jointly with his wife, Jaye M. Snyder. Gary Copperud, age 39, beneficially owns 100% of CMM Properties, LLC, a Colorado limited liability company located at 1730 South College Avenue, P.O. Box 20, Fort Collins, Colorado 80525. Mr. Copperud has been president/general manager of CMM Properties, LLC, an investment company with holdings in real estate and stocks, since 1993. Previously, Mr. Copperud was self-employed in the fields of securities and real estate investment and real estate development. Mr. Copperud beneficially owns 164,075 shares of the Company's common stock held by CMM Properties, LLC.

    Messrs. Brimmer and Copperud have nominated themselves for the Board positions currently held by Larry A. Rasmusson and Dennis L. Mikkelson. As noted below, Messrs. Rasmusson and Mikkelson have served the Company as directors, consultants, and officers for several years and are familiar with the operations of both the medical and the recreational products aspects of the Company's business. THE INFORMATION PROVIDED TO THE COMPANY BY MESSRS. BRIMMER AND COPPERUD DOES NOT INDICATE THAT EITHER HAS

ANY EXPERIENCE IN THE MEDICAL OR RECREATIONAL PRODUCTS FIELD. Accordingly, the Board of Directors unanimously recommends that shareholders vote FOR Messrs. Rasmusson and Mikkelson as Class II directors by returning the enclosed WHITE proxy card and urge shareholders NOT to deliver a BLUE proxy card to Messrs. Brimmer and Copperud and NOT to vote in favor of either Mr. Brimmer or Mr. Copperud as a Class II director of the Company.

    YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND MAIL SUCH CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED WHITE PROXY CARD AUTOMATICALLY REVOKES ANY PROXY PREVIOUSLY SIGNED BY YOU. WE URGE YOU NOT TO RETURN ANY BLUE PROXY CARD SENT TO YOU BY MESSRS. BRIMMER AND COPPERUD. EVEN IF YOU PREVIOUSLY VOTED ON SUCH BLUE PROXY CARD, YOU HAVE EVERY LEGAL RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD. REMEMBER ONLY YOUR LATEST DATED AND TIMELY RECEIVED PROXY CARD WILL COUNT AT THE MEETING.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The Company's Articles of Incorporation provide that directors are divided into three classes, with each class serving a three-year term and approximately one-third of the Board of Directors to be elected each year. At the 1998 Annual Meeting, two Class II directors will be elected to hold office for a term expiring at the Annual Meeting of shareholders to be held in 2001, and until their successors have been elected and qualified, or until their death, resignation, or removal, if earlier.

    The directors in Class II whose terms are expiring, Dennis L. Mikkelson and Larry A. Rasmusson, have been nominated by the Board of Directors for reelection.

    As discussed above under "Background of Recent Events," Messrs. Brimmer and Copperud are running in opposition to Messrs. Mikkelson and Rasmusson for the positions as Class II directors.

    Unless instructed not to vote for the election of the nominees, the proxies named in the enclosed WHITE Proxy card will vote to elect Messrs. Mikkelson and Rasmusson. If either nominee is not a candidate for election at the meeting, which is not currently anticipated, the proxies may vote for such other person as they, in their discretion, may determine.

                THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS
                     THAT THE BOARD'S NOMINEES BE ELECTED.

    Certain information regarding the nominees and the other current directors of the Company is set forth below:

NOMINEES FOR CLASS II DIRECTORS (TERMS EXPIRING IN 2001)

    DENNIS L. MIKKELSON, 54, has been a director of the Company since 1990. He is currently chief executive officer of Sharden Systems, Inc., a computer consulting firm. Prior to forming Sharden Systems, Inc., Mr. Mikkelson had worked as an independent consultant in information engineering and data base consulting. Prior to 1990, Mr. Mikkelson spent 18 years with Control Data Corporation in various positions related to computer software development.

    LARRY A. RASMUSSON, 54, has been a director since April 1993. Since that time he has also served as Chairman of the Board and chief financial officer of the Company. In June 1997, Mr. Rasmusson was appointed chief executive officer (after serving as acting chief executive officer since April 1997). Mr. Rasmusson also serves as president of the Company's wholly-owned subsidiary, Oxboro Outdoors, Inc.

Prior to April 1993, he had served as a consultant to the Company on various financial and other matters since 1982. Mr. Rasmusson currently serves as trustee of the Company's ESOP and is the sole shareholder of the general partner of a recently dissolved limited partnership in which the Company had made an investment as a limited partner. See "Certain Relationships and Related Transactions."

CONTINUING CLASS III DIRECTOR (TERM EXPIRING IN 1999)

    RALPH JON FRITZ, 58, has been a director since January 1998. Mr. Fritz has been sports anchor for WCCO-TV, a CBS-owned television station serving the Minneapolis-St. Paul metropolitan area, for almost 30 years and has been its outdoors editor for 20 years. Mr. Fritz founded Tight Lines, Inc., a fishing tackle company, in 1988 and served as its president until 1994, when it was purchased by Oxboro Outdoors, Inc., the Company's wholly owned subsidiary. Since 1994, he has served as a consultant to Oxboro Outdoors, Inc. In 1987, Mr. Fritz founded National Video Recollections, Inc. and served as its president until 1989, when it was purchased by Lifetouch Inc., a Minneapolis, Minnesota, company that provides school pictures, yearbooks and memory books, and church directories. He currently provides consulting services to Lifetouch Development Inc., a wholly owned subsidiary of Lifetouch Inc., related to video productions, business imaging, public relations and other matters.

CONTINUING CLASS I DIRECTOR (TERM EXPIRING IN 2000)

    ROBERT S. GARIN, 55, has been a director since January 1998. He is currently Vice President of Human Resources at Angeion Corporation, a medical device company located in Minneapolis, Minnesota. In October 1996, Mr. Garin was elected to the Board of Directors of Angeion GmbH, and in December 1995 he was elected to the Board of Directors of Angeion Europe Ltd. Prior to joining Angeion in 1995, Mr. Garin served as a management consultant to Angeion. From 1985 to 1993, Mr. Garin was a partner in Garin & Associates, a management and human resources consulting firm. From 1971 to 1985, Mr. Garin was employed by Medtronics, Inc. in various positions, including director of lead operations and director of human resources for Latin American manufacturing and sales operations.

    JOHN R. WALTER, 56, has been a director since 1992. For the past 35 years, he has worked as a financial planner and currently provides such services through John R. Walter and Associates. Mr. Walter served as a consultant to Oxboro Outdoors, Inc. in connection with marketing from October 1, 1995 to September 30, 1997.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During fiscal 1997, the Board of Directors held nine meetings. All then current directors attended 100% of the meetings held.

    The Board has no standing compensation or nominating committee. A compensation committee consisting of nonmanagement directors was appointed to consider compensation for fiscal 1997. This committee met three times during fiscal 1997. The Board recently appointed an audit committee for fiscal 1998 consisting of Messrs. Garin, Rasmusson and Walter.

COMPENSATION TO DIRECTORS

    DIRECTORS' FEES AND BONUSES. For services rendered in fiscal 1997, each member of the Company's Board of Directors who is not an employee of the Company received a monthly fee of $600. Nonmanagement directors also received bonuses in fiscal 1997 totalling $15,000. The aggregate compensation paid to the nonmanagement directors for services rendered in fiscal 1997 was $29,400.

    STOCK OPTIONS TO DIRECTORS. Effective October 30, 1996, the Company granted to Dennis L. Mikkelson an option to purchase 40,000 shares of Common Stock at an exercise price of $1.125 per share. Effective June 19, 1997, the Company granted to John R. Walter an option to purchase 40,000 shares of Common

Stock at an exercise price of $1.08 per share. Both of these options were exercised January 15, 1998. See "Certain Relationships and Related Transactions--Exercise of Stock Options."

    CONSULTING FEES TO DIRECTOR. The Company paid approximately $60,000 during each of fiscal 1997 and 1996 to Dennis L. Mikkelson, a director, for general consulting and for development and enhancement of the Company's computer capabilities.

    COMMISSIONS/CONSULTING FEES TO DIRECTOR. John R. Walter, a director, received approximately $10,000 during each of fiscal 1997 and 1996 as commissions for the sale to the Company of various investment and insurance products. In addition, Mr. Walter received $30,000 during each of fiscal 1997 and 1996 for consulting services related to Oxboro Outdoors, Inc. Mr. Walter is no longer serving as a consultant to the Company or Oxboro Outdoors, Inc.

    CONSULTING FEES. Ralph Jon Fritz, who was appointed to the Board in January 1998, entered into a consulting agreement with Oxboro Outdoors, Inc., in 1994, under which he provides assistance with respect to public relations, advertising, and promotion of outdoors products. The consulting agreement expires October 10, 2000. During fiscal 1997, Mr. Fritz received approximately $25,000 in consulting fees under such agreement and is entitled to fees of $30,000 during fiscal 1998. In addition, Mr. Fritz was granted an option in October 1994 to purchase 40,000 shares of the Company's Common Stock at $1.625 per share. The option was immediately exercisable as to 5,000 shares and becomes exercisable as to an additional 7,000 shares on each August 31 beginning in 1995. The option expires on August 31, 2000, or, if earlier, three months after termination of consulting agreement.

COMPLIANCE WITH REPORTING REQUIREMENTS OF EXCHANGE ACT

    Section 16 of the Securities Exchange Act of 1934, and the rules promulgated thereunder, requires the Company's officers, directors, and holders of 10% or more of its outstanding Common Stock to file certain reports with the Securities and Exchange Commission. To the Company's best knowledge, based solely on information provided to it by the reporting individuals, all of the reports required to be filed by these individuals have been filed.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's former and current chief executive officers (the "Named Executive Officers"). No other executive officer had total annual compensation in fiscal 1997 (based on salary and bonus) exceeding $100,000.

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                                                          -------------
                                                                   ANNUAL COMPENSATION     SECURITIES
                                                                  ----------------------   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                          FISCAL YEAR    SALARY      BONUS        OPTIONS     COMPENSATION
---------------------------------------------------  -----------  ----------  ----------  -------------  -------------
Harley Haase ......................................        1997   $  129,116      --           --         $   206,419(2)
  Chief Executive Officer(1)                               1996      148,226  $   50,000       --              48,667
                                                           1995      128,830     175,620       --              48,895

Larry A. Rasmusson ................................        1997   $  262,975  $  130,000       --         $    92,579(4)
  Chief Executive Officer                                  1996      181,220      50,000       --              75,810
  and Chief Financial                                      1995      161,798     175,620       80,364          70,109
  Officer(3)

------------------------

(1) Mr. Haase resigned as Chief Executive Officer effective June 13, 1997.

(2) All other compensation for Mr. Haase for fiscal 1997 includes $158,280 to be paid in connection with his termination, $42,031 of premiums paid on a split dollar life insurance policy, and $6,108 paid as royalties. See "Settlement Agreement," "License Agreements," and "Split Dollar Insurance."

(3) Mr. Rasmusson was appointed Chief Executive Officer effective June 13, 1997.

(4) All other compensation for Mr. Rasmusson for fiscal 1997 includes $55,573 of premiums paid on a split dollar life insurance policy, $32,454 in royalties, and the market value at September 30, 1997 of 4,176 shares allocated to Mr. Rasmusson under the Company's Employee Stock Ownership Plan ($4,552). See "License Agreements," "Split Dollar Insurance," and "Employee Stock Ownership Plan."

OPTIONS GRANTED DURING FISCAL 1997

    No options were granted to the Named Executive Officers during the 1997 fiscal year.

AGGREGATED OPTION EXERCISES DURING FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES

    The following table provides information related to options exercised by the Named Executive Officers during fiscal 1997 and the number and value of options held at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

                                                                                         NUMBER OF          VALUE OF
                                                                                        UNEXERCISED        UNEXERCISED
                                                                                         OPTIONS AT       IN-THE-MONEY
                                                                                           FISCAL          OPTIONS AT
                                                            SHARES                        YEAR-END       FISCAL YEAR-END
                                                          ACQUIRED ON       VALUE       EXERCISABLE/      EXERCISABLE/
NAME                                                       EXERCISE       REALIZED     UNEXERCISABLE    UNEXERCISABLE(2)
-------------------------------------------------------  -------------  -------------  --------------  -------------------
Harley Haase...........................................            0              0              0/0        $     0/0
Larry A. Rasmusson.....................................       60,000              0(1)      20,364/0        $     0/0

------------------------

(1) At the time of exercise, the exercise price exceeded the market price. Accordingly, no value was realized upon exercise.

(2) Value is calculated by multiplying the amount by which the average price of the Common Stock on September 30, 1997 ($1.09) exceeds the option exercise price ($1.50) by the number of shares.

EMPLOYMENT AGREEMENTS

    During fiscal 1994, the Company entered into five-year employment agreements with each of the Named Executive Officers, whereby each is to be paid an annual salary determined each fiscal year, a bonus, the amount of which is based upon achievement by the Company of certain financial goals, and other benefits. The agreement with Mr. Haase was terminated effective June 13, 1997, pursuant to the Settlement Agreement described below. Mr. Rasmusson's agreement provides that if his employment is terminated without "cause" (as defined in the agreement), he will be entitled to be paid his then current salary, bonus and other benefits through the remaining term of the agreement, and under certain circumstances the Company will be obligated to provide health and life insurance for the balance of his life. In addition, in the event that his employment is terminated in connection with a "change in control" of the Company (as defined), he will be entitled to receive as severance pay an amount equal to two and one-half times his "annualized includible compensation for the base period" (as defined in Section 28OG(d) of the Internal Revenue Code of 1986, as amended), payable in a lump sum, in cash, on the fifth day following such termination. If the Company had been obligated to pay under this provision as of September 30, 1997, approximately $960,200 would have been payable to Mr. Rasmusson. Effective October 1, 1997, Mr. Rasmusson's employment agreement was amended to extend its term to September 30, 1999, and to amend other provisions relating to duties and responsibilities, compensation, and termination.

SETTLEMENT AGREEMENT

    On May 5, 1997, an action was commenced on behalf of Harley Haase, the Company's former chief executive officer, against the Company alleging a number of claims relating to the termination of Mr. Haase's employment with the Company. Effective June 13, 1997, Mr. Haase and the Company entered into a Settlement Agreement that included the termination of Mr. Haase's employment agreement, his resignation as a director of the Company, the payment to Mr. Haase of a settlement amount of approximately $158,280, and a mutual release of claims. The Settlement Agreement also prohibits Mr. Haase from engaging in activities that compete with either the Company or Oxboro Outdoors, Inc.

LICENSE AGREEMENTS

    The Company has entered into an exclusive license agreement with Larry Rasmusson pursuant to which Mr. Rasmusson, as licensor, granted the Company, as licensee, the exclusive right to make, use, and sell certain medical products and to receive information and assistance from Mr. Rasmusson to make, use and sell the products. Mr. Rasmusson is to receive royalties in the amount of 4% of the "net sales price" (as defined) of all licensed products sold. Royalties continue for the life of the product. If at any time a product covered by the agreement is no longer sold by the Company (defined as a reduction by 50% in sales from the previous calendar year), the license will no longer be exclusive as to that product. The agreement contains a provision for increasing the royalty amount if royalty rates paid by the Company to others for similar products are higher than 4%. The agreement also provides that upon the termination of the employment of Harley Haase, the royalty will be increased from 4% to 6% on certain products, and Mr. Rasmusson and Mr. Haase will each receive royalties of 3% on sales of such products. During fiscal 1997, 1996, and 1995, Mr. Rasmusson earned $32,454, $27,000, and $21,669, respectively, in royalties under this agreement. Mr. Haase earned $1,801 in fiscal 1997.

    Oxboro Outdoors, Inc., a wholly owned subsidiary of the Company ("Outdoors"), has entered into an exclusive license and royalty agreement with Mr. Rasmusson pursuant to which Mr. Rasmusson, as licensor, granted Outdoors, as licensee, the exclusive right to make, use, and sell certain outdoor recreational products and to receive information and assistance from Mr. Rasmusson to make, use and sell the products. Mr. Rasmusson is to receive an advance royalty payment of $1,500 for each product accepted for development by Outdoors and continuing royalties in the amount of 8% of the "net sales price" (increased to 9% when the cumulative aggregate "net sales price" exceeds $1,000,000) of all such products sold after the cumulative "net sales price" of all products sold multiplied by the applicable royalty percentage exceeds the total of all royalty advances. Royalties continue for the life of the products. Advance royalties of $112,500 were paid prior to fiscal 1995. No advance royalties were paid during fiscal 1995, 1996, or 1997. As of September 30, 1997, royalties of $53,500 had been credited against the advance for products sold. Outdoors has also been granted a royalty-free license to use the name "Larry A. Rasmusson" and the picture of Mr. Rasmusson in connection with the advertising, merchandising, promotion, manufacture, sale and distribution of certain Outdoors products.

    The Company is party to a product development incentive agreement with Mr. Haase pursuant to which Mr. Haase, as licensor, granted the Company, as licensee, the exclusive right to make, use and sell certain products and to receive information and assistance from Mr. Haase to make, use and sell the products. Following termination of his employment with the Company, Mr. Haase will receive incentive payments equal to 4% of the net sales price of all products subject to the agreement sold by the Company following Mr. Haase's termination. Royalties continue for the life of the products. Mr. Haase was paid $4,307 in royalties under this agreement in fiscal 1997.

    The Company and Outdoors have entered into a royalty sharing agreement with Mr. Rasmusson and Mr. Haase pursuant to which Mr. Haase and Mr. Rasmusson will share royalties on products that they jointly develop that are covered under the exclusive license agreement and/or exclusive license and royalty agreement, with respect to Mr. Rasmusson, and under the product development incentive agreement, with respect to Mr. Haase. Upon Mr. Haase's termination of employment, 50% of royalties on the products jointly developed by Mr. Haase and Mr. Rasmusson are to be paid to Mr. Haase and 50% to Mr. Rasmusson. As noted above, during fiscal 1997, $1,801 was paid to each of Mr. Haase and Mr. Rasmusson pursuant this agreement.

CONSULTING AGREEMENTS

    During fiscal 1996, the Company entered into consulting agreements with Harley Haase, the Company's former chief executive officer, and Larry A. Rasmusson, its current chief executive officer and chief financial officer, whereby each would be paid an annual consulting fee in the amount of $150,000 for a period of five years commencing upon retirement. The agreement with Mr. Haase was terminated effective June 13, 1997. Mr. Rasmusson's agreement prohibits him from engaging in any activity that competes with either the Company or Outdoors and provides that he shall not be required to provide services for more than five days per month during the term of the agreement without additional compensation. If Mr. Rasmusson voluntarily terminates his employment with the Company prior to age 55 without good cause attributable to the Company, the agreement will not be binding on the Company. For purposes of this provision, a change in control (as defined) constitutes good cause attributable to the Company. Effective October 1, 1997, the Company and Mr. Rasmusson entered into an amendment to the consulting agreement which provides that the term of the consulting agreement will be extended one full year for each full or partial year that Rasmusson's term of employment is extended beyond April 1, 1998. The annual consulting fees for the extended term of the consulting agreement are $50,000 a year.

SPLIT DOLLAR INSURANCE

    The Company adopted split dollar life insurance plans for the benefit of its former chief executive officer, Harley Haase, and Larry A. Rasmusson, its current chief executive officer and chief financial officer. Mr. Haase's split dollar life insurance plan was terminated in September 1997 pursuant to the terms of the Settlement Agreement. Under the terms of Mr. Rasmusson's plan, the Company pays the annual premiums on a $1 million insurance policy (the "Policy") on his life. The Policy is a whole life policy on which all premiums are paid by the Company and income is imputed to the insured in an amount equal to the term rate for his insurance as established by the insurer. The Policy is owned by Mr. Rasmusson. The plan is designed so that the Company will recover all premium payments, interest, and advances made by it on account of the Policy. The Company's interest in the premium payments, interest, and advances made with respect to the Policy is secured by a collateral assignment of the Policy. Upon the death of Mr. Rasmusson, the Company will be reimbursed from the insurance proceeds paid to the beneficiaries in an amount equal to the total premiums, interest, and advances made by the Company with respect to the Policy. In the event the Policy is surrendered for its cash surrender value at some date in the future, the Company will be reimbursed for the premiums it has paid on the Policy, plus interest. Premiums paid in fiscal 1997, 1996 and 1995 on behalf of Mr. Haase totaled $42,031, $45,755, and $45,467, respectively. Premiums paid in fiscal 1997, 1996, and 1995, on behalf of Mr. Rasmusson totaled $55,573, $45,898, and $45,012, respectively.

EMPLOYEE STOCK OWNERSHIP PLAN

    The Company has established an Employee Stock Ownership Plan and Trust (the "Plan"). The Company initially advanced $150,000 to the Plan, which was used to purchase 225,000 shares of newly issued Common Stock from the Company at a price of $.67 per share. The loan is evidenced by a promissory note in the initial principal amount of $150,000, bearing interest at 9% per annum. The note provides for annual principal payments of $7,500, together with annual interest payments. Effective January 16, 1998, the Company advanced an additional $88,000 to the Plan, which was used to purchase 80,000 shares of newly issued Common Stock at $1.10 per share. The loan is evidenced by a promissory note bearing interest at 6% per annum and providing for ten annual principal payments of $8,800, together with annual interest payments. In accordance with legal requirements, as the loans are repaid, the shares are allocated to participants in the Plan. The Company contributed approximately $20,000 to the Plan for fiscal 1997. For fiscal 1997, 1996, and 1995, no shares, 2,588 shares, and 2,285 shares, respectively, were credited to the account of Harley Haase, and 4,176 shares, 2,588 shares, and 2,285 shares, respectively, were credited to the account of Larry Rasmusson.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PURCHASE OF SHARES BY OFFICER

    Effective January 25, 1994, Harley Haase, an officer and director of the Company, exercised an option to purchase 90,000 shares of the Company's Common Stock for an aggregate purchase price of $168,750. The purchase price was paid by delivery of $8,750 in cash and a promissory note in the principal amount of $160,000. The note provided that the principal be paid in five equal annual installments, commencing in January 1995, together with all interest accrued and unpaid as of the date of payment, and that interest be accrued at an annual rate equal to the stated Applicable Federal Rate as in effect from time to time, each change in the interest rate to become effective on the day the corresponding change in the Federal rate becomes effective. Such rate was 6.38% as of September 30, 1996. Mr. Haase pledged 70,200 shares of Common Stock previously owned by him as security for the note. In connection with Mr. Haase's termination of employment, $89,940 in principal and interest was paid effective June 13, 1997 by the surrender by Mr. Haase of 70,200 shares of Common Stock in full satisfaction of the note.

LIMITED PARTNERSHIP: PROJECT HEART

    In fiscal 1991, the Company invested $142,000 cash for a 30% limited partnership interest in the Project Heart Limited Partnership, a Minnesota limited partnership (the "Limited Partnership"). The Limited Partnership was formed to pursue the development of a device to be used in connection with organ transplants and organ transportation.

    The general partner of the Limited Partnership was LexTen, Inc., a Minnesota corporation, of which Larry Rasmusson is the sole shareholder. LexTen held a 67.7% interest in the Limited Partnership. Larry Rasmusson is an officer and a director of the Company and also is deemed to be the beneficial owner of approximately 16.6% of the Common Stock of the Company. Harley Haase, then president and a director of the Company, purchased a 1.2% limited partnership interest in the Limited Partnership for $10,000 cash.

    In conjunction with the Limited Partnership, the Company entered into a stock award agreement (the "Stock Award Agreement") with Larry Rasmusson, pursuant to which the Company issued to Mr. Rasmusson 383,500 shares of its Common Stock, held in an escrow account. These shares were to be released to Mr. Rasmusson in various installments upon the reaching of defined milestones set forth in the Stock Award Agreement. The Stock Award Agreement was amended by the Board of Directors for the Company effective October 31, 1995 to extend the term of the agreement from October 31, 1995 to October 31, 1998 in consideration of Mr. Rasmusson's waiving, on his own behalf and on behalf of LexTen, Inc., the right to receive any cash distribution from the Limited Partnership. Until the termination of the Stock Award Agreement, Mr. Rasmusson was entitled to vote the escrowed stock, including all shares not yet awarded to Mr. Rasmusson because the milestones had not been reached.

    Effective September 30, 1997, the Limited Partnership was dissolved, all remaining cash was distributed to the limited partners, and the shares subject to the Stock Award Agreement were forfeited and returned to the Company. The rights to the device, still in the conceptual stage, were transferred to LexTen, Inc. Neither LexTen, Inc. nor Mr. Rasmusson received any cash as part of the dissolution.

EXERCISE OF STOCK OPTIONS

    Effective January 15, 1998, Larry A. Rasmusson, the Company's chief executive and chief financial officer and a director of the Company, and Dennis
L. Mikkelson and John R. Walter, directors of the Company, exercised options to purchase 220,364 shares, 40,000 shares, and 40,000 shares, respectively, of the Company's Common Stock for aggregate purchase prices of $230,981, $45,000, and $43,200, respectively. Each individual paid the exercise price by delivery of a nonrecourse promissory note that provides for payment of the principal in five equal annual installments, commencing in January 1999, together with all interest accrued and unpaid as of the date of payment, and interest at an annual rate of 6%. The shares purchased have been pledged to and are being held by the Company as security for the repayment of the notes.

                                 VOTING RIGHTS

    Only shareholders of record at the close of business on January 16, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of that date, there were issued and outstanding 2,658,942 shares of Common Stock of the Company, the only class of securities of the Company entitled to vote at the meeting. Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date. The Articles of Incorporation of the Company do not grant shareholders the right to vote cumulatively for the election of directors. No shareholder will have appraisal rights or similar dissenter's rights as a result of any matters expected to be voted on at the meeting. The presence in person or by proxy of holders of a majority of shares of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote for election of directors.

             OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of January 16, 1998 (or, for information based on a Schedule 13D filing, the date thereof) derived from the Company's records or provided by the holders with respect to the stock ownership of all persons known by the Company to be beneficial owners of more than five percent of its outstanding Common Stock, all directors and nominees to become directors, all Named Executive Officers (as defined herein), and all officers and directors of the Company as a group.

Except where otherwise indicated, all persons have sole voting power and sole investment power with respect to the shares indicated:

NAME AND ADDRESS OF                                                   NUMBER OF    PERCENTAGE OF
BENEFICIAL OWNER                                                    SHARES OWNED       CLASS
------------------------------------------------------------------  -------------  -------------
Larry A. Rasmusson ...............................................      440,503(1)        16.6
  13828 Lincoln Street N.E.
  Ham Lake, Minnesota 55304

Employee Stock Ownership Plan ....................................      294,923(2)        11.1
  13828 Lincoln Street N.E.
  Ham Lake, Minnesota 55304

Keith A. Olson ...................................................      240,000            9.0
  2531 West 90th Street
  Bloomington, Minnesota 55431

CMM Properties, LLC ..............................................      164,075(3)         6.2
  1730 S. College Avenue
  Fort Collins, Colorado 80525

Kenneth Brimmer ..................................................      150,000(4)         5.6
  720 South Fifth Street
  Hopkins, Minnesota 55343

Harley Haase......................................................       57,274(5)         2.2

Dennis L. Mikkelson...............................................       40,000            1.5

John R. Walter....................................................       40,000            1.5

Robert S. Garin...................................................            0        --

Ralph Jon Fritz...................................................       26,000(6)         1.0

All officers and directors as a group (5 persons).................      546,503(7)        20.4

------------------------

(1) Includes 10,869 shares allocated to Mr. Rasmusson under the Employee Stock Ownership Plan (ESOP) (of which 6,521 shares have vested).

(2) Larry Rasmusson, trustee of the Employee Stock Ownership Plan, disclaims beneficial ownership of shares owned by the Plan. Each participant in the Plan has voting rights with regard to shares allocated to his or her account in which the participant has vested. As of September 30, 1997, 85,473 shares have been allocated to participants, of which 75,327 shares have vested. See "Executive Compensation--Employee Stock Ownership Plan."

(3) Information based on Amendment No. 1 to Schedule 13D dated January 7, 1998. Gary Copperud, a nominee for election as director, is the beneficial owner of these shares. CMM Properties, LLC states that under some interpretations of Rule 13d-3(b) of the Securities Exchange Act of 1934 it may be deemed to be the beneficial owner of 150,000 shares held by Kenneth Brimmer.

(4) Information based on Amendment No. 1 to Schedule 13D dated January 8, 1998. Mr. Brimmer states that under some interpretations of Rule 13d-3(b) of the Securities Exchange Act of 1934 he may be deemed to be the beneficial owner of 164,075 shares held by CMM Properties, LLC. Of the 150,000 shares reported, Mr. Brimmer has shared voting and dispositive power as to 90,000 shares.

(5) Includes 28,274 shares allocated to Mr. Haase under the ESOP; all of such shares have vested.

(6) Includes 26,000 shares subject to a currently exercisable option.

(7) Includes 10,869 shares allocated under the ESOP and 26,000 shares subject to a currently exercisable option.

                     SOLICITATION AND REVOCATION OF PROXIES

    The person giving the enclosed Proxy has the power to revoke it at any time prior to the convening of the Annual Meeting. Revocation must be in writing, signed in exactly the same manner as the Proxy, and dated. Revocations of Proxy will be honored if received at the offices of the Company, addressed to Dennis
L. Mikkelson, Secretary, on or before            , 1998. In addition, on the day
of the meeting, prior to the convening thereof, revocations may be delivered to the tellers, who will be seated at the door of the meeting room. Revocation may also be effected by delivery prior to commencement of the meeting of an executed, later dated Proxy. Unless revoked, all properly executed Proxies received in time will be voted.

    Proxies not revoked will be voted in accordance with the choice specified by shareholders as marked thereon. Proxies which are signed but which lack any such specification will, subject to the following, be voted FOR the directors nominated by the Board of Directors and listed herein.

    In general, if a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker turns in a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If there is a solicitation in opposition to the election of the Company's nominees, the election of the directors will be considered a "non-discretionary" item, and only shares for which instructions have been provided will be voted. Broker non-votes will have no effect on the voting for the election of directors.

    The Company will pay for costs of soliciting proxies, including the costs of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by directors, officers, or other employees of the Company, who will receive no special compensation for their services, or by agents or representatives who are not otherwise employed by the Company who will be compensated for such services. The Company has retained The Altman Group, a proxy solicitation firm to assist in the solicitation of proxies and expects that such firm will be paid a fee not to exceed $25,000, plus reimbursement of customary out-of-pocket expenses for its services. The Company will reimburse brokers, banks, and others holding shares in their names for others for the costs of forwarding proxy material to, and obtaining proxies from, beneficial owners. The Company estimates the costs incidental to the solicitation of proxies by the Board of Directors, including expenditures for printing, legal, accounting, public relations, soliciting,
advertising, and related expenses, are expected to be approximately $        ,
excluding amounts that would normally be expended by the Company for the solicitation of proxies at an annual meeting. The total of such costs incurred
to date is approximately $      .

    Certain information about the directors and executive officers of the Company and certain employees of the Company who may also solicit proxies is set forth in the attached Schedule I, which is incorporated by reference herein.
Schedule II attached hereto sets forth certain additional information with respect to such persons, and it is also incorporated by reference herein.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

    Grant Thornton LLP has served as the Company's principal independent accountants to audit the Company's financial statements for the last three fiscal years. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

                                 OTHER MATTERS

    The Board of Directors is not aware that any matter other than that described in the Notice will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxied shares in accordance with their best judgment on such matters.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    All shareholder proposals intended to be presented at the 1999 Annual Shareholders' Meeting must be received by the Company at its offices on or
before October   , 1998.

                             REPORT ON FORM 10-KSB

    A copy of the Company's Annual Report for the fiscal year ended September 30, 1997, accompanies the Notice of Annual Meeting and Proxy Statement. A copy of the Company's Report on Form 10-KSB for the fiscal year ended September 30, 1997, as filed with the Securities and Exchange Commission, is available upon request from the Company.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT PLAN TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE, AND FORWARD THE ENCLOSED WHITE PROXY BY RETURN MAIL.

                                          BY THE ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Dennis L. Mikkelson

                                          Dennis L. Mikkelson
                                          Secretary

February   , 1998

                                   SCHEDULE I
                INFORMATION CONCERNING THE DIRECTORS, EXECUTIVE
                 OFFICERS AND CERTAIN EMPLOYEES OF THE COMPANY

    The following table sets forth the name and the present principal occupation or employment and the name and address of any corporation or other organization in which employment is carried on, of (1) the directors and executive officers of the Company and (2) certain employees of the Company who may assist in soliciting proxies from shareholders of the Company. In addition, certain additional information with respect to directors and executive officers of the Company is set forth in the Proxy Statement. Unless otherwise indicated below, the principal business address of each such person is 13828 Lincoln Street N.E., Ham Lake, Minnesota 55304.

NAME AND PRINCIPAL                                        PRESENT OFFICE OR OTHER PRINCIPAL
BUSINESS ADDRESS                                               OCCUPATION OR EMPLOYMENT
----------------------------------  ------------------------------------------------------------------------------
Larry A. Rasmusson................  Director, Chief Executive Officer and Chief Financial Officer of the Company
                                      and President of Oxboro Outdoors, Inc.

Dennis L. Mikkelson ..............  Director and Secretary of the Company; Chief Executive Officer, Sharden
6520 - 162nd Avenue West              Systems, Inc.
Ramsey, Minnesota 55303

John R. Walter ...................  Director of the Company; Financial Planner, John R. Walter and Associates
1920 First Avenue South
Anoka, Minnesota 55303

Ralph Jon Fritz ..................  Director of the Company; Sports Anchor/Reporter, WCCO Television
90 South 11th Street
Minneapolis, Minnesota 55403

Robert S. Garin ..................  Director of the Company; Vice President of
3650 Annapolis Lane                   Human Resources, Angeion Corporation
Suite 170
Minneapolis, Minnesota 55447

                            CERTAIN EMPLOYEES OF THE
                      COMPANY WHO MAY ALSO SOLICIT PROXIES

NAME AND PRINCIPAL                                        PRESENT OFFICE OR OTHER PRINCIPAL
BUSINESS ADDRESS                                               OCCUPATION OR EMPLOYMENT
----------------------------------  ------------------------------------------------------------------------------
Randie J. Lundberg................  Sales Manager for the Company
Janine Palaia.....................  Executive Assistant to Chief Executive Officer of the Company
Doris Katseres....................  Receptionist for the Company

                                  SCHEDULE II

A. SHARES HELD BY DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN EMPLOYEES OF THE COMPANY

    The shares of Common Stock held by executive officers who are directors, other directors, and the trustee of the Employee Stock Purchase Plan are set forth in the Proxy Statement. In addition, the following employee of the Company beneficially owns the following shares as of January 16, 1998:

NAME OF BENEFICIAL OWNER                                              NUMBER OF SHARES BENEFICIALLY OWNED
--------------------------------------------------------------------  -----------------------------------
Randie J. Lundberg..................................................                  14,643(1)
Janine Palaia.......................................................                       0
Doris Katseres......................................................                       0

------------------------

(1) Includes 10,643 shares allocated under the Company's Employee Stock Ownership Plan, of which 100% have vested.

B. PURCHASE AND SALES OF SECURITIES

    The following table sets forth information concerning all purchases and sales of shares of Common Stock of the Company by directors, officers and certain employees since January 16, 1996:

                                                                           NATURE OF
NAME                                            DATE OF TRANSACTION     TRANSACTION(1)    NUMBER OF SHARES
---------------------------------------------  ----------------------  -----------------  -----------------
Larry A. Rasmusson...........................      September 30, 1996          A               2,588 Shares
                                                      January 9, 1997          B              40,000 Shares
                                                    February 17, 1997          B              10,000 Shares
                                                    February 28, 1997          B              10,000 Shares
                                                   September 30, 1997          A               4,176 Shares
                                                    November 24, 1997          C             383,500 Shares
                                                     January 15, 1998          B              20,364 Shares
                                                     January 15, 1998          B             100,000 Shares
                                                     January 15, 1998          B             100,000 Shares

Dennis L. Mikkelson..........................        January 15, 1998          B              40,000 Shares

John R. Walter...............................        January 15, 1998          B              40,000 Shares

Ralph Jon Fritz..............................           N/A                   N/A                N/A

Robert S. Garin..............................           N/A                   N/A                N/A

Randie Lundberg..............................      September 30, 1996          A               1,058 Shares
                                                   September 30, 1997          A               1,818 Shares

Janine Palaia................................           N/A                   N/A                N/A

Doris Katseres...............................           N/A                   N/A                N/A

------------------------

(1) KEY:

       (A) Acquisition of shares pursuant to the Company's Employee Stock Purchase Plan.

       (B) Acquisition of shares upon exercise of stock options granted by the Company.

       (C) Disposition of shares to the Company. See "Certain Relationships and Related Transactions--Limited Partnership: Project Heart."

C. TRANSACTIONS BY OR BETWEEN THE COMPANY AND ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN EMPLOYEES

    Larry A. Rasmusson and John R. Walter have agreed to serve as the proxies on the Company's Annual Meeting proxy cards.

    Except as disclosed in these Schedules or in the Proxy Statement, none of the directors, executive officers or the employees of the Company named in
Schedule I owns any securities of the Company, beneficially or of record, has purchased or sold any of such securities within the past two years or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to any such securities (other than pursuant to compensation and benefit arrangements entered into in the ordinary course of business). Except as disclosed in these Schedules or in the Proxy Statement, none of the Company's directors, executive officers or employees named in
Schedule I beneficially owns, directly or indirectly, any securities of any subsidiary of the Company. Further, except as disclosed in these Schedules or in the Proxy Statement, to the best knowledge of the Company, its directors, executives officers or the employees of the Company named in Schedule I, none of their associates beneficially owns, directly or indirectly, any securities of the Company.

    Other than as disclosed in these Schedules or in the Proxy Statement, to the knowledge of the Company, none of the directors, executive offices or the employees of the Company named in Schedule I has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

    Other than as disclosed in these Schedules or in the Proxy Statement, to the knowledge of the Company, none of the directors, executive officers or the employees of the Company named in Schedule I is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including but not limited to, joint ventures, loans or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies (other than pursuant to compensation and benefit arrangements entered into in the ordinary course of business).

    Other than as disclosed in these Schedules or in the Proxy Statement, to the knowledge of the Company, none of the directors, executive officers or the employees of the Company named in Schedule I, or any of their associates, has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 (other than pursuant to compensation and benefit arrangements entered into in the ordinary course of business).

    Other than as disclosed in these Schedules or in the Proxy Statement, to the knowledge of the Company, none of the directors, executive officers or the employees of the Company named in Schedule I, or any of their associates, has any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party (other than pursuant to compensation and benefit arrangements entered into in the ordinary course of business).

    To the knowledge of the Company, no person, other than a director or executive officer of the Company acting solely in that capacity, is a party to any arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected.

                                   IMPORTANT
                                  DO NOT DELAY
                    VOTE THE ENCLOSED WHITE PROXY CARD TODAY

                    If you have any questions or need assistance
              in completing the WHITE proxy card, please contact:

                                The Altman Group
                                   Suite 1241
                               60 E. 42nd Street
                              New York, N.Y. 10165
                                  212-681-9600
                                 (Call Collect)

                       OXBORO MEDICAL INTERNATIONAL, INC.
                                     PROXY
                ANNUAL MEETING OF SHAREHOLDERS--          , 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Larry A. Rasmusson and John Walter, or either of them, proxies or proxy, with full power of substitution, to vote all shares of Common Stock of Oxboro Medical International, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders
to be held on           , 1998, 4:00 p.m. Minneapolis time, at the Company's
offices, 13828 Lincoln Street N.E., Ham Lake, Minnesota 55304, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and in their discretion upon any other matter that may properly come before the meeting or any adjournment thereof.

(1)ELECTION OF CLASS II DIRECTORS (for a term ending in 2001):

   Dennis L. Mikkelson            / / FOR            / / WITHHOLD AUTHORITY

   Larry A. Rasmusson            / / FOR            / / WITHHOLD AUTHORITY

(2)Upon such other matters as may properly come before the meeting.

    The power to vote granted by this proxy may be exercised by Larry A. Rasmusson and John Walter, jointly or singly, or their substitute(s), who are present and acting at said Annual Meeting or any adjournment of said Annual Meeting. The undersigned hereby revokes any and all prior proxies given by the undersigned to vote at this Annual Meeting.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S
(SHAREHOLDERS') INSTRUCTIONS. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PROPOSED NOMINEES.

                          (CONTINUED ON REVERSE SIDE)

    IT IS IMPORTANT THAT EACH SHAREHOLDER COMPLETE, DATE, SIGN AND MAIL THIS PROXY AS SOON AS POSSIBLE.

                                     Dated and Signed:  _________________ , 1998

                                     ___________________________________________
                                             Signature of Shareholder(s)

                                     ___________________________________________
                                             Signature of Shareholder(s)

                                     IMPORTANT: Please date and sign exactly as your name or names appear hereon. When signing as attorney, executor, trustee, guardian, or authorized officer of a corporation or partner of a partnership, please give your title as such.

                    PLEASE DO NOT FORGET TO DATE THIS PROXY

                       OXBORO MEDICAL INTERNATIONAL, INC.
                                     PROXY
               ANNUAL MEETING OF SHAREHOLDERS --           , 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Larry A. Rasmusson and John Walter, or either of them, proxies or proxy, with full power of substitution, to vote all shares of Common Stock of Oxboro Medical International, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders
to be held on            , 1998, 4:00 p.m. Minneapolis time, at the Company's
offices, 13828 Lincoln Street N.E., Ham Lake, Minnesota 55304, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and in their discretion upon any other matter that may properly come before the meeting or any adjournment thereof.

1.   ELECTION OF CLASS II DIRECTORS (for a term ending in 2001):
     Dennis L. Mikkelson     / /  FOR  / /  WITHHOLD AUTHORITY
     Larry A. Rasmusson      / /  FOR  / /  WITHHOLD AUTHORITY
2.   Upon such other matters as may properly come before the meeting.

    The power to vote granted by this proxy may be exercised by Larry A. Rasmusson and John Walter, jointly or singly, or their substitute(s), who are present and acting at said Annual Meeting or any adjournment of said Annual Meeting. The undersigned hereby revokes any and all prior proxies given by the undersigned to vote at this Annual Meeting.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S
(SHAREHOLDERS') INSTRUCTIONS. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PROPOSED NOMINEES.

                          (CONTINUED ON REVERSE SIDE)

      IT IS IMPORTANT THAT EACH SHAREHOLDER COMPLETE, DATE, SIGN AND MAIL THIS
                           PROXY AS SOON AS POSSIBLE.
                                             Dated and Signed ____________, 1998
                                             ___________________________________
                                                 Signature of Shareholder(s)
                                             ___________________________________
                                                 Signature of Shareholder(s)

                                             IMPORTANT: Please date and sign
                                             exactly as your name or names
                                             appear hereon. When signing as
                                             attorney, executor, trustee,
                                             guardian, or authorized officer of
                                             a corporation or partner of a
                                             partnership, please give your title
                                             as such.

                    PLEASE DO NOT FORGET TO DATE THIS PROXY

    The Company's stock records indicate that you have not presented your stock certificate(s) for exchange following the 1-for-10 reverse stock split in April 1987. Giving effect to such reverse split, and to subsequent stock splits of 3-for-2 (January 1990) and 2-for-1 (March 1991), each 10 shares listed on this proxy card as held of record by you will be entitled to 3 votes on all matters to be presented to the shareholders at the 1998 Annual Meeting.